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Amendment # 1 to AMENDED AND RESTATED LICENSE AGREEMENT

This amendment (“AMENDMENT”), effective and binding as of the last date of signing of this AMENDMENT (“AMENDMENT EFFECTIVE DATE”), is between PureCycle Technologies LLC f/k/a Advanced Resin Technologies LLC, a Delaware limited liability company and AFFILIATES (collectively, “LICENSEE”); and The Procter & Gamble Company, an Ohio corporation and AFFILIATES (collectively, “OWNER”). This AMENDMENT amends certain terms in the AMENDED AND RESTATED LICENSE AGREEMENT between the parties (the “EXISTING AGREEMENT”), initially effective and binding as of October 16, 2015 (“INITIAL EFFECTIVE DATE”).

1.
Amendment. The EXISTING AGREEMENT is amended as follows:
a.
Original Paragraph 4.4 is deleted and replaced with the following new Paragraph 4.4

4.4 START OF SALES. Within 48 months of the PHASE 3 ELECTION, subject to

Paragraph 4.3 (Plant Funding), LICENSEE will start and maintain commercial sales from the 1st commercial plant at a rate of 70% of annual nameplate capacity

(“START OF SALES”).

b.
Original Paragraph 4.9.2 is deleted and replaced with the following new Paragraph 4.9.2:

4.9.2. LICENSEE START OF CONSTRUCTION. Subject to Paragraph 4.9.1, if within Europe or Asia either (1) LICENSEE, a LICENSEE AFFILIATE or any permitted sublicensee has not begun START OF CONSTRUCTION by December 31, 2027 or (2) LICENSEE, a LICENSEE AFFILIATE or any permitted sublicensee has not begun START OF SALES by December 31, 2030, then any OWNER volume commitments of Paragraph 4.18.1 (Volume Commitments) are waived for such REGION.

If within Greater China or Latin America either (1) LICENSEE, a LICENSEE AFFILIATE or any permitted sublicensee has not begun START OF CONSTRUCTION by December 31, 2032 or (2) LICENSEE, a LICENSEE AFFILIATE or any permitted sublicensee has not begun START OF SALES by December 31, 2035, then any OWNER volume commitments of Paragraph 4.18.1 (Volume Commitments) are waived for such REGION.

If within Africa either (1) LICENSEE, a LICENSEE AFFILIATE or any permitted sublicensee has not begun START OF CONSTRUCTION by December 31, 2037 or (2) LICENSEE, a LICENSEE AFFILIATE or any permitted sublicensee has not begun START OF SALES by December 31, 2040, then any OWNER volume commitments of Paragraph 4.18.1 (Volume Commitments) are waived for such REGION.

c.
Original Paragraph 4.16 is deleted and replaced with the following new Paragraph 4.16:

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4.16 PHASE 3 TERM. Subject to Paragraph 4.9 (COMMERCIAL PATENT LICENSE), the term for PHASE 3 is effective from the PHASE 3 ELECTION and terminates December 31, 2042; unless terminated earlier under Paragraphs 4.3 (Plant Funding), 4.8 (PETRO-COMPETITIVE PRICING Exception), 4.12 (No LICENSED PRODUCT Availability), or Article 10 (Termination).

d.
Original Paragraph 1.1.23 is deleted and replaced with the following new Paragraph 1.1.23:

1.1.23 “LICENSED PRODUCT” means any recycled polypropylene (“rPP”) that is within the scope of, and/or the method of making and/or using of which is within the scope of, at least one VALID CLAIM irrespective of the country of grant or pendency. For the purpose of royalty calculations where the LICENSED PRODUCT is a compounded product containing other materials, LICENSED PRODUCT means the pro-rata portion of the LICENSED PRODUCT within such compounded product

e.
The first sentence of Section 10.2 shall be deleted and replaced with the following:

10.2 Breach. Either PARTY may terminate this AGREEMENT if the other PARTY is in material breach of any representation, warranty, obligation, or agreement contained in this AGREEMENT, after providing written notice to the other

PARTY of such intent and reason for termination; notwithstanding the foregoing, failure to achieve production rates for the 1st commercial plant pursuant to the deadline in Section 4.4 shall not be deemed a material breach of any representation, warranty, obligation, or agreement in this AGREEMENT

2.
Consent to Assign. P&G grants consent to PureCycle Technologies LLC to assign its rights and obligations from the EXISTING AGREEMENT, including the EXISTING AGREEMENT, in its entirety to PureCycle Technologies, Inc..
3.
Start of Sales and Phase 3 Claw-Back. The PARTIES agree to waive the claw-back provisions of Paragraph 4.14 (COMMERCIAL PATENT LICENSE Claw-Back) solely for the REGION comprising North America (United States and Canada).
4.
Cooperation. LICENSEE hereby agrees to release (***) from existing restrictions related to (***) including but not limited to (***) or (***) design principles, solely as it applies to (***) recycling, in order for (***) to work with P&G and P&G’s partner (***) on (***) recycling activities. The PARTIES will cooperate to ensure that LICENSEE confidential information and LICENSEE intellectual property will remain the unincumbered property of LICENSEE
a.
The release to (***) also applies to collaborative work with other THIRD PARTIES working with P&G on (***) recycling where necessary to design, build, install or operate a (***). P&G will inform PureCycle in advance of planned work with another THIRD PARTY.
5.
Plant. As referenced in Table 4.11, “Plant” means a single physical location containing the production lines, machinery, equipment, apparatus, or tools used in the production of the LICENSED PRODUCT. For clarity, a Plant may contain multiple production lines.

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6.
Governing Law of Amendment Agreement. This AMENDMENT is governed and construed in accordance with the laws governing the EXISTING AGREEMENT.
7.
Headings in Amendment Agreement. The headings or titles of sections in this AMENDMENT are provided for convenience and are not to be used in construing this AMENDMENT.
8.
Counterparts. This AMENDMENT may be signed in one or more counterparts, each of which will be deemed to be an original, but all of which will constitute one and the same instrument. An electronic signature, facsimile, or .pdf copy of a signature of a PARTY will have the same effect and validity as an original signature.

This AMENDMENT is effective and binding upon signing OWNER and LICENSEE by their authorized representatives. All other terms of the EXISTING AGREEMENT will remain the same.

For: PureCycle Technologies LLC For: The Procter & Gamble Company

By: /s/ Dustin D. Olson By: /s/ Brian Fitzgerald

Name: Dustin Olson Name: Brian Fitzgerald

Title: CEO Title: SVP Global Business Development

Date: 20-Feb-2025 Date: 21-Feb-2025